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                                                                   EXHIBIT 10.25


                           SECOND AMENDMENT TO LEASE


This Second Amendment to Lease is attached to and made part of that certain Lease dated July 1, 1997 by and between Cheyenne Investments, LLC, a Nevada Limited Liability Company, ("Landlord") and MGC Communications, Inc., a Nevada Corporation ("Tenant").

The above mentioned Lease is amended as follows:

ADDITIONAL RENTABLE AREA

     1) Approximately Three Thousand Three Hundred Thirteen (3,313) square feet of Rentable Area, located in building B, Suite 7, at 3291 N. Buffalo Drive, Las Vegas, Nevada 89129.

     2) The Base Monthly Rent for the additional square footage is Five Thousand Six Hundred Three and 11/100 Dollars ($5,603.11).

IN WITNESS WHEREOF, Landlord and Tenant have signed this Second Amendment to Lease this 29th day of December, 1998.


LANDLORD:                          TENANT:


Cheyenne Investments, LLC               MGC Communications, Inc.
A Limited Liability Company             A Nevada Corporation


By: /s/  GEORGE K. CONNOR            /s/  NIELD J. MONTGOMERY
-------------------------------         -------------------------------

Title: Manager                          Title: President & CEO
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